UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2009

InSite Vision Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-14207	94-3015807
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

965 Atlantic Ave.
Alameda, California 94501
(Address of principal executive offices)

Registrant’s telephone number, including area code: 510-865-8800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers.

On February 17, 2009, the Stock Plan and Compensation Committee of the Board of Directors (the “Compensation Committee”) of InSite Vision Incorporated (the “Company”) determined that 2008 bonuses under the Company’s Annual Bonus Plan for the Company’s named executive officers are as follows:  $57,375 for Louis Drapeau, Interim Chief Executive Officer, Vice President and Chief Financial Officer, $47,475 for Lyle M. Bowman, Vice President, Development and Operations, and $46,085 for David F. Heniges, Vice President and General Manager, Commercial Opportunities (collectively, the “Executives”).  Additionally, the Compensation Committee of the Company established a 2009 target bonus level of 35% of annual base salary for each of the Executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2009

INSITE VISION INCORPORATED (Registrant)

By:	/s/ Louis Drapeau
Name:	Louis Drapeau
Title:	Interim Chief Executive Officer, Vice President and Chief Financial Officer